UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 29, 2001


                                ----------------


                                RnetHealth, Inc.
             (Exact name of registrant as specified in its charter)



COLORADO                        7812                  39-1731029
State or Other     Primary Standard Industrial     IRS Employer
Jurisdiction of
 Incorporation        Classification Code No.    Identification No.


1301 Dove Street, Suite 800
Newport Beach, CA 92660
(Address of principal executive offices)

Registrant's telephone number including area code:
                                  (949)757-4640


Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Board of RnetHealth, Inc. and its CEO announces to its shareholders the following significant events that have occurred with the Company over the past 30 days:

RnetHealth has completed a downsizing of its staff.

RnetHealth and Access Television have terminated their services agreements effective August 1, 2001.

As of August 1, 2001 Recovery Television Network is no longer broadcast through Access Television's satellite, but instead will be broadcast on The American Independent Network from 2am to 6 am est. RnetHealth has eliminated all future financial commitments to Tobacco

School, Inc. The Company will maintain a 20% carried interest.

RnetHealth is in the process of seeking new capital to commence a re-structuring of the business and is completing its work on its 10K filing.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             RnetHealth, Inc.


Date: August 29, 2001        By: /s/ Wendy Borow Johnson
                             -------------------------
                                 Wendy Borow Johnson
                                 President and CEO